Delivering on Growth

March 2009

newgold
a clear direction

WesternGoldfields

Cautionary Statement

All monetary amounts in U.S. dollars unless otherwise stated

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain information contained in this presentation, including any information relating to the proposed transaction and New Gold or Western Goldfields future financial or operating performance, may be deemed "forward looking". All statements in this presentation, other than statements of historical fact, that address events or developments that New Gold or Western Goldfields expects to occur, are "forward-looking statements". Forward-looking statements are statements that are not historical facts and are generally, but not always, identified by the words "expects", "does not expect", "plans", "anticipates", "does not anticipate", "believes", "intends", "estimates", "projects", "potential", "scheduled", "forecast", "budget" and similar expressions, or that events or conditions "will", "would", "may", "could", "should" or "might" occur. All such forward-looking statements are subject to important risk factors and uncertainties, many of which are beyond New Gold or Western Goldfields' ability to control or predict. Forward-looking statements are necessarily based on estimates and assumptions that are inherently subject to known and unknown risks, uncertainties and other factors that may cause New Gold or Western Goldfields' actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Assumptions upon which such forward looking statements are based on include that New Gold and Western Goldfields will be able to satisfy the conditions in the Business Combination Agreement, that the due diligence investigations of each party will not identify any materially adverse facts or circumstances, that the required approvals will be obtained from the shareholders of each of New Gold and Western Goldfields, that all third party regulatory and governmental approvals to the transactions will be obtained and all other conditions to completion of the transaction will be satisfied or waived. Many of these assumptions are based on factors and events that are not within the control of New Gold and Western Goldfields and there is no assurance they will prove to be correct. Such factors include, without limitation: capital requirements ; fluctuations in the international currency markets and in the rates of exchange of the currencies of Canada, the United States, Australia, Brazil, Mexico and Chile; price volatility in the spot and forward markets for commodities; impact of any hedging activities, including margin limits and margin calls; discrepancies between actual and estimated production, between actual and estimated reserves and resources and between actual and estimated metallurgical recoveries; changes in national and local government legislation in Canada, the United States, Australia, Brazil, Mexico and Chile or any other country in which New Gold and Western Goldfields currently or may in the future carry on business; taxation; controls, regulations and political or economic developments in the countries in which New Gold and Western Goldfields does or may carry on business; the speculative nature of mineral exploration and development, including the risks of obtaining necessary licenses and permits; diminishing quantities or grades of reserves; competition; loss of key employees; additional funding requirements; actual results of current exploration or reclamation activities; changes in project parameters as plans continue to be refined; accidents; labour disputes; defective title to mineral claims or property or contests over claims to mineral properties. In addition, there are risks and hazards associated with the business of mineral exploration, development and mining, including environmental hazards, industrial accidents, unusual or unexpected formations, pressures, cave-ins, flooding and gold bullion losses (and the risk of inadequate insurance or inability to obtain insurance, to cover these risks) as well as "Risks and Uncertainties" included in the Annual Information Form/10-K and MD&A for each of New Gold and Western Goldfields available at www.sedar.com. Forward-looking statements are not guarantees of future performance, and actual results and future events could materially differ from those anticipated in such statements. All of the forward-looking statements contained in this presentation are qualified by these cautionary statements. New Gold and Western Goldfields expressly disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, events or otherwise, except in accordance with applicable securities laws.

CAUTIONARY NOTE TO U.S. READERS CONCERNING ESTIMATES OF MEASURED, INDICATED AND INFERRED RESOURCES

Information concerning the properties and operations of New Gold has been prepared in accordance with Canadian standards under applicable Canadian securities laws, and may not be comparable to similar information for United States companies. The terms "Mineral Resource", "Measured Mineral Resource", "Indicated Mineral Resource" and "Inferred Mineral Resource" used in this presentation are Canadian mining terms as defined in accordance with NI 43-101 under guidelines set out in the Canadian Institute of Mining, Metallurgy and Petroleum ("CIM") Standards on Mineral Resources and Mineral Reserves adopted by the CIM Council on December 11, 2005. While the terms "Mineral Resource", "Measured Mineral Resource", "Indicated Mineral Resource" and "Inferred Mineral Resource" are recognized and required by Canadian regulations, they are not defined terms under standards of the United States Securities and Exchange Commission. Under United States standards, mineralization may not be classified as a "reserve" unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve calculation is made. As such, certain information contained in this presentation concerning descriptions of mineralization and resources under Canadian standards is not comparable to similar information made public by United States companies subject to the reporting and disclosure requirements of the United States Securities and Exchange Commission. An "Inferred Mineral Resource" has a great amount of uncertainty as to its existence and as to its economic and legal feasibility. It cannot be assumed that all or any part of an "Inferred Mineral Resource" will ever be upgraded to a higher category. Under Canadian rules, estimates of Inferred Mineral Resources may not form the basis of feasibility or other economic studies. Readers are cautioned not to assume that all or any part of Measured or Indicated Resources will ever be converted into Mineral Reserves. Readers are also cautioned not to assume that all or any part of an "Inferred Mineral Resource" exists, or is economically or legally mineable. In addition, the definitions of "Proven Mineral Reserves" and "Probable Mineral Reserves" under CIM standards differ in certain respects from the standards of the United States Securities and Exchange Commission.

CASH COST

"Total cash cost" figures are calculated in accordance with a standard developed by The Gold Institute, which was a worldwide association of suppliers of gold and gold products and included leading North American gold producers. The Gold Institute ceased operations in 2002, but the standard is the accepted standard of reporting cash cost of production in North America. Adoption of the standard is voluntary and the cost measures presented may not be comparable to other similarly titled measures of other companies. New Gold reports total cash cost on a sales basis. Total cash cost includes mine site operating costs such as mining, processing, administration, royalties and production taxes, but is exclusive of amortization, reclamation, capital and exploration costs. Total cash cost is reduced by any by-product revenue and is then divided by ounces sold to arrive at the total by-product cash cost of sales. The measure, along with sales, is considered to be a key indicator of a company's ability to generate operating earnings and cash flow from its mining operations. This data is furnished to provide additional information and is a non-GAAP measure and does not have any standardized meaning prescribed by GAAP. It should not be considered in isolation as a substitute for measures of performance prepared in accordance with GAAP and is not necessarily indicative of operating costs presented under GAAP. The calculation of "Cash Cost" is consistent with Western Goldfields' prior disclosures of "Cost of Sales"; Western Goldfields does not have by-product credits.

Transaction Highlights

- ☑ Delivering on growth – building a leading intermediate gold producer
- ☑ Strong cash flow to fully fund the development at New Afton
- ☑ Delivers on industry consolidation in a rising gold price environment
- ☑ Strong, experienced management and board of directors
- ☑ Enhanced market presence

Vision

A CLEAR DIRECTION

- **Vision**
  - To become a million ounce, low cost gold producer
- **Mission**
  - Achieve our vision by:
    - Delivery on operational targets (safety, cost, production and environment & social responsibility)
    - Maintaining a strong financial position
    - Growing internally through project development and continuous improvement at our existing operations; and
    - Growing externally through continued consolidation with junior gold producers

Transaction Overview

Merger Terms:	• 1.0 New Gold share and nominal cash consideration for each Western Goldfields share • 19.2% premium to Western Goldfields based on closing price on March 3, 2009 • 20.1% premium to Western Goldfields based on each company's 20-day VWAP on the Toronto Stock Exchange
Pro Forma Ownership (FDITM):	• New Gold 58% / Western Goldfields 42%
Structure:	• Business combination via plan of arrangement • Share exchange
Company Name and Headquarters:	• Name for the combined company to be New Gold Inc. • Corporate headquarters in Vancouver
Conditions:	• Western Goldfields shareholder vote (66 2/3% of shareholders voting) • New Gold shareholder vote (majority of shareholders voting) • Regulatory and court approvals
Other Terms:	• Unanimously approved by both boards and management • 6.2% of WGI shares and 10.7% of NGD shares entered into support agreements • Reciprocal non-solicitation and right to match superior proposals • Reciprocal break fee of CDN$8.8 million payable under certain circumstances
Indicative timetable:	• Circular mailed to shareholders - April 2009 • Shareholder votes - May 2009 • Closing - end of May 2009

Organizational Structure
Board of Directors

Randall Oliphant, Executive Chairman	**Pierre Lassonde**, Director
Robert Gallagher, Chief Executive Officer & Director	**Craig Nelsen**, Director
Clifford Davis, Director	**Gerald Ruth**, Director
James Estey, Director	**Paul Sweeney**, Director
Vahan Kololian, Director	**Ian Telfer**, Director
Martyn Konig, Director	**Raymond Threlkeld**, Director

Note: The board of directors will be a combination of six current directors of New Gold and four current directors of Western Goldfields, the exact composition of which will be determined prior to the meetings of the shareholders of both companies to approve the Transaction.

Organizational Structure
Management Team

Randall Oliphant, Executive Chairman	Mr. Oliphant is the President and CEO of Silver Bear Resources Inc. He is also Chairman and CEO of Rockcliff Group Limited, a private corporation actively involved with its shareholdings, primarily in the mining sector, including Silver Bear Resources Inc. Mr. Oliphant is on the Advisory Board of Metalmark Capital LLC (formerly Morgan Stanley Capital Partners), and serves on the boards of WesternZagros Ltd. and Franco-Nevada Corporation. Since 2003, Mr. Oliphant has served on the boards of a number of public and private companies and not-for-profit organizations. From 1999 to 2003, he was the President and CEO of Barrick Gold Corporation. Mr. Oliphant is a Chartered Accountant.
Robert Gallagher, Chief Executive Officer & Director	Mr. Gallagher has over 30 years of experience in the mining industry. He spent 15 years with Placer Dome and seven years with Newmont Mining Corporation, most recently as Vice President Operations, Asia Pacific. Prior to the merger of Peak Gold, Metallica Resources and New Gold Inc., Mr. Gallagher was the President and Chief Executive Officer of Peak Gold Ltd. Mr. Gallagher brings a wealth of experience in the mining industry to New Gold.
Brian Penny, Executive VP and Chief Financial Officer	Mr. Penny has over 20 years of experience in mine finance and accounting. While serving as Chief Financial Officer with Kinross Gold Company, Mr. Penny was responsible for all finance, banking, hedging and financial reporting activities including the financial due diligence surrounding a U.S. $1.3 billion merger with TVX Gold Inc. and Echo Bay Mines Ltd. Mr. Penny is a Certified Management Accountant.
James (Jim) Currie, Executive VP and Chief Operating Officer	Mr. Currie is a mining engineer with 30 years of experience in the mining industry, having worked on projects in North and South America, Asia and Africa. Previously he was Vice President Operations for Miramar Mining Corp. in Vancouver and was responsible for the development of their 10 million ounce gold resource at Hope Bay in the Canadian Arctic. Prior to that, Mr. Currie held the position of General Manager of Mauritanian Copper Mines SA.

Transaction Rationale

FOR WESTERN GOLDFIELDS SHAREHOLDERS, THE TRANSACTION:

- **Diversifies** Western Goldfields from a single mine company to a multi-mine producer in mining-friendly jurisdictions
- **Delivers** on Western Goldfields' strategy of growth through consolidation
- **Provides** shareholders with a significant stake in the combined company
- **Enhances** market presence
- **Combines** a highly experienced management team and boards of directors

Transaction builds a leading intermediate gold producer with diversified production, a funded growth platform, and a low risk operational profile

Transaction Rationale

FOR NEW GOLD SHAREHOLDERS, THE TRANSACTION:

- **Adds** a high quality producing gold asset to New Gold's portfolio in a mining-friendly jurisdiction
- **Delivers** sufficient cash flow to bring New Afton into production
- **Continues** New Gold's strategy of leading sector consolidation
- **Increases** New Gold's leverage to the current gold price environment
- **Enhances** management strength
- **Improves** market presence

Transaction builds a leading intermediate gold producer with diversified production, a funded growth platform, and a low risk operational profile

Asset Overview

GLOBALLY DIVERSIFIED IN MINING-FRIENDLY JURISDICTIONS

- **12 million ounce M&I[1] gold resource**
- **Diversified gold production base**
- **Politically stable jurisdictions**



Producing Mines
Development Projects
Care and Maintenance

New Afton

	(000s oz Au)
2P	1,028
M&I[1]	1,630

Mesquite[2]

	(000s oz Au)
2P	2,755
M&I[1]	4,282

Cerro San Pedro

	(000s oz Au)
2P	1,266
M&I[1]	1,691

Amapari

	(000s oz Au)
M&I	1,136

Peak

	(000s oz Au)
2P	514
M&I[1]	849

El Morro[3]

	(000s oz Au)
2P	2,013
M&I[1]	2,659

(1) Mineral Resources are inclusive of Reserves.
(2) Represents Mesquite's December 31, 2007 reserves and resources
(3) El Morro Project's reserves and resources reflect New Gold's 30% interest
(4) See technical reports, Annual Information Form and Form 10-K and other filings made on SEDAR by each of New Gold and Western Goldfields for detailed information with regard to the assumptions, parameters and other information relevant to quantities discussed above

Note: 2P refers to Proven and Probable Reserves, M&I refers to Measured and Indicated Resources.

MESQUITE

Producing Mines



Quick Facts

Location		United States
Ownership		100%
Reserves[1]	Gold (m oz)	2.8
Resources[1,2]	Gold (m oz)	4.3
Mine type		Open Pit
Production start-up		2008
Cash cost / Oz (est.2009)		$530-$540
Estimate Mine Life[3]		13 years

Annual Production

	2008	2009 F	
Gold (k oz)	111	140-150	

1 Represents December 31, 2007 reserves and resources
2 Mineral Resources are inclusive of Mineral Reserves
3 11 years of production and 2 years of residual leaching

CERRO SAN PEDRO

Producing Mines



Quick Facts

Location		Mexico
Ownership		100%
Reserves[1,3]	Gold (m oz)	1.3
	Silver (m oz)	51
Resources[2,3,4]	Gold (m oz)	1.7
	Silver (m oz)	63
Mine type		Open Pit
Production start-up		2007
Cash cost / Oz (est.2009)		$ 550-570
Estimated mine life		~ 9 years

Annual Production

	2007	2008	2009 F
Gold (k oz)	26.8	84.6	90-100
Silver (m oz)	0.4	1.1	1.1-1.3

1 Mineral reserves have been calculated based on a gold price of $750/oz, a silver price of US$10.00/oz and a lower NSR cut-off of US$2.64/t.
2 Mineral resources have been estimated based on a gold price of US$1000/oz, a silver price of US$21/oz and a lower grade cut-off of 0.2 g/t gold and are constrained within an economically constrained "mineral resource pit" that uses the same cost and metal recovery parameters used to define mineral reserves as of December 31, 2008.
3 Reported as of December 31, 2008
4 Mineral Resources are inclusive of Mineral Reserves

PEAK

Producing Mines



Quick Facts

Location		Australia
Ownership		100%
Reserves[1,3]	Gold (k oz)	514
	Copper (m lbs)	76
Resources[2,3,4]	Gold (k oz)	849
	Copper (m lbs)	136
Mine type		Underground
Production start-up		1992
Cash cost / Oz (est. 2009)		$ 370-390
Estimated mine life		5 years

Annual Production

	2007	2008	2009 F
Gold (k oz)	116.5	100.5	90-100
Copper (m lbs)	7.49	8.25	13-15

1 Peak Mines mineral reserves have been calculated based on a gold price of US$750/oz, a copper price of US$2.00/lb and variable lower NSR cut-offs ranging from AUD$112/t to AUD$130/t that vary between individual mines and their proximity to the Peak operation processing facility.
2 Peak Mines mineral resources have been estimated based on a gold price of US$750/oz, a copper price of US$2.00/lb and variable lower NSR cut-offs ranging from AUD$85/t to AUD$95/t that vary between individual mines and their proximity to the Peak operation processing facility.
3 Reported as of December 31, 2008
4 Mineral Resources are inclusive of Mineral Reserves

NEW AFTON

Development Mines



Quick Facts

Location		Canada
Ownership		100%
Reserves[1,3]	Gold (m oz)	1.03
	Silver (m oz)	3.42
	Copper (m lbs)	959
Resources[2,3,4]	Gold (m oz)	1.63
	Silver (m oz)	5.5
	Copper (m lbs)	1,483
Mine type		Underground
Production start-up		Middle of 2012
Estimated mine life		12 Years

1 New Afton mineral reserves been calculated based on a gold price of US$475/oz, a copper price of US$1.45/lb and a lower NSR cut-off of CAD$15/t of ore.
2 New Afton mineral resources have been estimated based on a gold price of US$450/oz, a silver price of US$5.25/oz, a copper price of US$1.20/lb and a lower NSR cut-off of CAD$10.00/t of mineralized material.
3 Reported as of September 21, 2006
4 Mineral Resources are inclusive of Mineral Reserves

Gold Leverage

EXCEPTIONAL GOLD PRODUCTION GROWTH PROFILE



Production (000 oz)
Cash Costs (US$/oz)
28% Increase in Production
35% Decrease in Cash costs
500
400
300
200
100
0
$600
$400
$200
$0
2009
2010
2011
2012
New Gold
Western Goldfields
Proforma Cash Costs

Proforma Production Profile (2009E – 2012E)

Source: Consensus Research

Proforma Impact



Market Capitalization
(C$mm)
Market Capitalization (C$mm)
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$4,221
$3,874
$3,205
$1,694
$1,154
$882
$799
$728
$541
$489
$422
$295
$262
Randgold
Eldorado Gold
IAMGOLD
Red Back Mining
Gammon Gold
Alamos Gold
Proforma New Gold
Aurizon Mines
Jaguar Mining
New Gold
Minefinders
Allied Nevada
Western Goldfields



M&I Resources
(mm oz Au)
M&I Resources (mm oz Au)
20
15
10
5
0
19.5
13.8
12.2
11.7
8.0
4.8
4.3
4.3
3.9
3.5
3.1
2.4
2.2
IAMGOLD
Randgold
Proforma New Gold
Eldorado Gold
New Gold
Red Back Mining
Allied Nevada
Western Goldfields
Alamos Gold
Jaguar Mining
Minefinders
Gammon Gold
Aurizon Mines



Broker Consensus Production
(2010E)
Production (000s oz Au)
1000
800
600
400
200
0
IAMGOLD
Randgold
Red Back Mining
Eldorado
Proforma New Gold
Gammon Gold
Jaguar Mining
New Gold
Alamos Gold
Minefinders
Western Goldfields
Aurizon
Allied Nevada

Note: Minefinders and Gammon Gold are Au-Eq ounces



Broker Consensus Cash Costs
(2010E)
Cash Costs (US$/oz - net of by-products)
$600
$500
$400
$300
$200
$100
$0
Eldorado
Alamos Gold
Randgold
Jaguar Mining
Aurizon
Red Back Mining
New Gold
Proforma New Gold
Gammon Gold
Western Goldfields
Minefinders
IAMGOLD
Allied Nevada

Note: Minefinders and Gammon Gold are US$/ Au-Eq oz

newgold

WesternGoldfields

Proforma Impact



Consensus P/NAV Multiples
P/NAV
2.0x
1.8x
1.5x
1.3x
1.0x
0.8x
0.5x
0.3x
0.0x
1.8x
1.5x
1.4x
1.3x
1.1x
1.1x
1.0x
0.8x
0.8x
0.6x
0.6x
0.6x
0.5x
Randgold
Eldorado
Gammon Gold
Aurizon
Alamos Gold
Red Back Mining
IAMGOLD
Jaguar Mining
Minefinders
Allied Nevada
Proforma New Gold
New Gold
Western Goldfields

Source: Available Broker consensus estimates

Summary

New Gold will continue to deliver on growth:

- Diversified portfolio of quality gold assets located in mining-friendly jurisdictions
- Continued focus on operational enhancement at existing mines
- Solid financial position with cash flow generation
- Growth through development of project pipeline and mergers and acquisitions
- Maintain gold focus and superior leverage to a rising gold price

Appendix

Pro Forma Capitalization

	New Gold	Western Goldfields	Combined
Share Price – March 3, 2009	C$2.30	C$1.93	C$2.30
Share Price – 20-day VWAP (March 3, 2009)	C$2.81	C$2.34	-
Basic Shares Outstanding (millions)	212	136	348
FD ITM Shares Outstanding (millions)	213	152	365
Basic Market Capitalization – March 3, 2009 (C$ millions)	$489	$262	$799
FD ITM Market Capitalization (C$ millions)	$489	$293	$839
Cash (US$ million)	$160[1]	$11 [2]	$171
Long-Term Investments (ABCP US$ millions)[3]	$77[1]	-	$77
Debt (US$ millions)	$154 (C$187 Senior) [1] $45 (C$55 Convertible) [1] $7 (Short-term borrowings)	$69 [2]	$275
2009F Production Guidance (000s oz Au)	190-210	140-150	330-360
2009F Cash Cost Guidance (US$/oz)	$465-$485	$530-$540	$493-$508

(1) New Gold figures are unaudited as at December 31, 2008, adjusted for repurchase of C$50mm Senior Secured notes for C$30mm on January 9, 2009

(2) Western Goldfields figures are unaudited as at December 31, 2008, does not include restricted cash

(3) Represents Fair Value of ABCP Investments as at December 31, 2008

EL MORRO

Development Mines



Quick Facts

Location		Chile
Ownership		30% New Gold/70% Xstrata Plc.
Reserves[1,3]	Gold (m oz)	2.01
	Copper (m lbs)	1,715
Resources[2,3,4]	Gold (m oz)	2.66
	Copper (m lbs)	2,018
Mine type		Open Pit
Status		Permitting Stage (12-18 months)
Estimated mine life		15 years

1 Mineral reserves have been calculated based on a gold price of $500/oz, a copper price of US$1.25/lb and a lower cut-off of 0.30% copper-equivalent ("EqCu") where: EqCu(%) = Cu(%) + 0.592 x Au (g/t) and Cu(%) = percent copper, Au(g/t) = grams per tonne gold

2 Mineral resources have been estimated based on a gold price of US$500/oz, a copper price of US$1.25/lb and a lower grade cut-off of 0.3% copper-equivalent ("EqCu") where: EqCu(%) = Cu(%) + 0.592 x Au (g/t) and Cu(%) = percent copper, Au(g/t) = grams per tonne gold. Mineral resources are based on an economically constrained "mineral resource pit" that uses the same cost and metal recovery parameters used to define mineral reserves as described in the May 2008 NI 43-101 technical report for the project.

3 Reported as of March 31, 2008

4 Mineral Resources are inclusive of Mineral Reserves

Overview
Reserves & Resources*

Property	Proven & Probable Reserves* Au (koz)	Cu (mm lbs)	Ag (koz)	Measured & Indicated Resources* Au (koz)	Cu (mm lbs)	Ag (koz)	Inferred Resources* Au (koz)	Cu (mm lbs)	Ag (koz)
New Afton[1]	1,028	959	3,420	1,630	1,483	5,471	225	168	396
Cerro San Pedro[1]	1,266	-	51,441	1,691	-	63,387	25	-	1,283
El Morro[1,2]	2,013	1,715	-	2,659	2,018	-	110	141	-
Amapari	-	-	-	1,136	-	-	1,045	-	-
Peak[1]	514	76	-	849	136	-	388	52	-
Mesquite[1,3]	2,755	-	-	4,282	-	-	64	-	-
Total [4]	**7,576**	**2,750**	**54,861**	**12,247**	**3,637**	**68,858**	**2,993**	**361**	**1,679**

(1) Measured and indicated resources are inclusive of mineral reserves

(2) The El Morro reserves and resources have been calculated at 30% of the total reserves and resources to reflect New Gold's 30% interest in the project

(3) Represents Mesquite's December 31, 2007 reserves and resources

(4) Numbers may not add due to rounding

*Note: See Appendix for additional notes on Reserves and Resources. See technical reports, Annual Information Form and Form 10-K and other filings made on SEDAR by each of New Gold and Western Goldfields for detailed information with regard to the assumptions, parameters and other information relevant to quantities discussed above

Additional Notes on all Mineral Reserves:

- All Mineral Reserves have been calculated in accordance with the CIM Standards or the JORC Code. The JORC Code has been accepted for current disclosure rules in Canada under NI 43-101. The Mineral Reserve & Resource Statements are reported as of the following dates:
  - Peak Mines – December 31, 2008
  - New Afton Project – September 21, 2006
  - Cerro San Pedro Mine – December 31, 2008
  - El Morro – March 31, 2008
  - Mesquite Mine - December 31, 2007
- The Qualified Person(s) (as defined under NI 43-101) or Competent Person(s) (as defined under the JORC Code for the Mineral Reserve & Resource Statements) are as follows:
  - Peak Mines – Mr. Eric Strom, P.Eng. and Technical Services Superintendent for Peak Mines Ltd.
  - New Afton Project – Mr. Mike Thomas, Member AusIMM and Principal Mining Consultant for AMC Consultants Pty Ltd.
  - Cerro San Pedro Mine – Mr. William L. Rose, P.E. and Principal Mining Engineer for WLR Consulting, Inc.
  - El Morro Project – Mr. Richard J. Lambert, P. E. and Principal Mining Engineer for Pincock, Allen & Holt Inc.
  - Mesquite Mine – Mr. Wes Hanson, P. Geo., VP. Mine Development, Western Goldfields Inc.
- Peak Mines mineral reserves have been calculated based on a gold price of US$750/oz, a copper price of US$2.00/lb and variable lower NSR cut-offs ranging from AUD$112/t to AUD$130/t that vary between individual mines and their proximity to the Peak operation processing facility.
- New Afton mineral reserves been calculated based on a gold price of US$475/oz, a copper price of US$1.45/lb and a lower NSR cut-off of CAD$15/t of ore.
- Cerro San Pedro mineral reserves have been calculated based on a gold price of $750/oz, a silver price of US$10.00/oz and a lower NSR cut-off of US$2.64/t.
- El Morro mineral reserve tonnes and grade are reported on a 100% basis; contained metals are reported on a 30% basis to reflect New Gold's 30% ownership interest in the project. Mineral reserves have been calculated based on a gold price of $500/oz, a copper price of US$1.25/lb and a lower cut-off of 0.30% copper-equivalent ("EqCu") where

  EqCu(%) = Cu(%) + 0.592 x Au (g/t) and Cu(%) = percent copper, Au(g/t) = grams per tonne gold
- Mesquite mineral reserves are calculated based on a gold price of US$500/oz
- Inferred Mineral Resources are not included as part of reported mineral reserves.
- Numbers may not add due to rounding.
- See technical reports, Annual Information Form and Form 10-K and other filings made on SEDAR by each of New Gold and Western Goldfields for detailed information with regard to the assumptions, parameters and other relevant information.

Additional Notes on all Mineral Resources:

- All Mineral Resources have been calculated in accordance with the CIM Standards or the JORC Code. The JORC Code has been accepted for current disclosure rules in Canada under NI 43-101. The Mineral Resources have been reported as of the following dates:
  - Amapari Mine – December 31, 2008
  - Peak Mines – December 31, 2008
  - New Afton Project – September 21, 2006
  - Cerro San Pedro Mine – December 31, 2008
  - El Morro – March 31, 2008
  - Mesquite Mine – December 31, 2007
- The qualified person(s) (as defined under NI 43-101) or competent person(s) (as defined under the JORC Code) for the Mineral Resource estimates are as follows:
  - Amapari Mine – Mr. Rex Berthelsen, Member AusIMM and Principal Geologist for New Gold Inc.
  - Peak Mines – Mr. Rex Berthelsen, Member AusIMM and Principal Geologist for New Gold Inc.
  - New Afton Project – Mr. David Rennie, P. Eng. and Consulting Geological Engineer for Scott Wilson Roscoe Postle Assoc.
  - Cerro San Pedro Mine – Mr. William L. Rose, P.E. and Principal Mining Engineer for WLR Consulting, Inc.
  - El Morro Project – Mr. Barton G. Stone, P. Geo. and Chief Geologist for Pincock, Allen & Holt Inc.
  - Mesquite Mine – Mr. Wes Hanson, P. Geo., VP. Mine Development, Western Goldfields Inc.
- Amapari mineral resources have been estimated based on a gold price of US$750/oz and a variable lower grade cut-offs ranging from 0.6 g/t to 0.8 g/t gold for open pit oxide and sulphide resources and 1.7 g/t gold for underground sulphide resources that vary between individual mineral resources and their proximity to the Amapari operation processing facility.
- Peak Mines mineral resources have been estimated based on a gold price of US$750/oz, a copper price of US$2.00/lb and variable lower NSR cut-offs ranging from AUD$85/t to AUD$95/t that vary between individual mines and their proximity to the Peak operation processing facility.
- New Afton mineral resources have been estimated based on a gold price of US$450/oz, a silver price of US$5.25/oz, a copper price of US$1.20/lb and a lower NSR cut-off of CAD$10.00/t of mineralized material.
- Cerro San Pedro mineral resources have been estimated based on a gold price of US$1000/oz, a silver price of US$21/oz and a lower grade cut-off of 0.2 g/t gold and are constrained within an economically constrained "mineral resource pit" that uses the same cost and metal recovery parameters used to define mineral reserves as of December 31, 2008.
- El Morro mineral resource tonnes and grade are reported on a 100% basis; contained metals are reported on a 30% basis to reflect New Gold's 30% ownership interest in the project. El Morro mineral resources have been estimated based on a gold price of US$500/oz, a copper price of US$1.25/lb and a lower grade cut-off of 0.3% copper-equivalent ("EqCu") where

  EqCu(%) = Cu(%) + 0.592 x Au (g/t) and Cu(%) = percent copper, Au(g/t) = grams per tonne gold

  Mineral resources are based on an economically constrained "mineral resource pit" that uses the same cost and metal recovery parameters used to define mineral reserves as described in the May 2008 NI 43-101 technical report for the project.
- Mesquite Mine mineral resources have been calculated based on a gold price of US$650/oz
- Mineral Resources are not known with the same degree of certainty as Mineral Reserves and do not have demonstrated economic viability.
- Numbers may not add due to rounding.
- See technical reports, Annual Information Form and Form 10-K and other filings made on SEDAR by each of New Gold and Western Goldfields for detailed information with regard to the assumptions, parameters and other relevant information.